SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2001

                           Paramark Enterprises, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-23026                 22-3261564
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(State or other jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                 167 Main Street, Hackensack, New Jersey 07601
                 ----------------------------------------------
               (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

                   1 Harmon Plaza, Secaucus, New Jersey 07094

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Forward Looking Statements

      When used in this document, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to Paramark Enterprises, Inc.'s (the "Company") history of losses and cash flow deficit; lack of liquidity; volatility of market price of common stock and warrants; possible adverse effect of penny stock rules and liquidity of the Company's securities; dividend policy; and control by directors and executive officers, that could cause the Company's actual results to differ materially from historical earnings and those presently anticipated or projected. Such factors, which are discussed in "Risk Factors", "Business" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and the notes to consolidated financial statements contained in the Annual Report on Form 10-K (the "Form 10-K"), could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods expressed in the Form 10-K. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. See "Risk Factors" "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K.

Item 5. Other Events

      On August 22, 2001 the Company completed the sale of 500,000 shares of the Company's common stock in a privately negotiated transaction for a purchase price of $30,000 to investors, Paul, Matthew and Marc Lovito (the "Lovitos"), pursuant to an Amended and Restated Agreement dated August 22, 2001 between the Company, the Lovitos, Charles N. Loccisano, the Chairman of the Company, and Alan Gottlich, the President and Chief Financial Officer of the Company (the "Agreement"). The purchase price will be held in an escrow account, with Alan Gottlich and Charles Loccisano acting as trustees and signatories, with such funds to be released to the Company upon satisfaction of the escrow obligations, which include the satisfaction of the Company's outstanding obligations and the completion of the stock repurchase (described below), if required.

      The Agreement also provides that within 12 months after the completion of the stock sale transaction, the Lovitos shall cause Paramark to make an offer to all holders of the outstanding shares of the Company's common stock to repurchase their shares at a price of $0.20 per share through a tender offer provided the market bid price of the Paramark common stock is not greater than $0.20 per share for any consecutive 30 day period during the one year period following the closing of the previously described stock sale transaction. As a result, no assurance can be given that the repurchase will be commenced or that the repurchase will occur on the terms described herein. If the foregoing offer to shareholders is required and the Lovitos do not fulfill their obligations in connection therewith, the Agreement provides that the Lovitos shall take all actions necessary to resign from the board and will be replaced by four new members selected by Messrs Loccisano and Gottlich.


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

      Pursuant to the terms of the Agreement, 30 days after the consummation of the stock purchase transaction, the Company's current officers and directors will resign and will be replaced by the Lovitos on the board, and Paul Lovito will become the Chairman, President and Chief Executive Officer, Marc Lovito will serve as Vice President and Secretary and Matthew Lovito will be the Company's Treasurer and Chief Financial Officer.

      The Agreement also provides that each of Messrs. Loccisano and Gottlich has the right to require the Lovitos to purchase or Paramark to repurchase up to one-half of their Paramark shares (the "Loccisano/Gottlich Sale Offer") on the 60th day after the earlier of: (i) the completion of a 30 consecutive trading day period where the Company's common stock had a bid price of $0.20 per share or higher during the one year period following the consummation of the Stock Sale Transaction; or (ii) the completion of the Company's repurchase, described above. The purchase price paid by the Company or the Lovitos for the Loccisano and Gottlich shares will be $0.20 per share. At August 20, 2001, Messrs. Gottlich and Locciano beneficially owned 1,431,924 and 187,339 shares, respectively, of Paramark common stock.

      The proposed payments to Messrs. Gottlich and Loccisano upon the sale of their shares are subject to a guarantee agreement entered into between the Lovitos and Messrs. Gottlich and Loccisano. Under the terms of the Lovito Guarantee Agreement, the Lovitos, jointly and severally, guarantee the fulfillment of the obligations defined in the Lovito Guarantee. In addition, under the terms of the Agreement, Messrs. Gottlich and Loccisano agreed not to tender any shares during the Company's repurchase, if commenced. In addition, under the terms of the agreement, Messrs. Gottlich and Loccisano agreed not to tender any shares during the Company's repurchase, if commenced or otherwise sell their shares except pursuant to the Loccisano/Gottlich Sale Offer for a specific period. In consideration of this restriction, the Lovitos agreed to pay Messrs. Loccisano and Gottlich an aggregate fee of $66,000 payable in 12 monthly installments.

      The Agreement provides for the establishment of an escrow account which shall be used to fund certain expenses of Paramark existing prior to the stock sale transaction including, amounts due to Messrs Locciano and Gottlich pursuant to their employment agreements, director and officer insurance premiums and outstanding trade obligations and legal fees of the Company and Messrs. Locciasano and Gottlich resulting from the Pensabene litigation.

      The obligations of Paramark under the Agreement are also secured by an Agreement between the Lovitos and Messrs. Loccisano and Gottlich which provides that Messrs. Loccisano and Gottlich may designate four new board members if the Lovitos fail to fulfill their obligations under the Agreement and the Lovitos agree to take all corporate actions necessary to add such individuals to the board.

      As part of these transactions, the Lovitos agreed to enter into consulting agreements with each of Messrs. Gottlich and Loccisano which require Messrs. Loccisano and Gottlich to consult with the Lovitos on the operations of a public company and related matters in exchange for the payment of $24,000 payable in 12 equal monthly installments. Pursuant to the terms of the


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Agreement, the Lovitos also agreed to take action to cause Paramark to register the Loccisano and Gottlich shares for resale pursuant to the applicable requirements of the SEC. The Agreement also provides that Paramark's obligations to Messrs. Loccisano and Gottlich pursuant to their employment agreements shall be secured by the assignment of payments from the Rich Products Asset Purchase Agreement

      As a result of the Company entering into the above-described Agreement, the Board of Directors unanimously approved the termination of the proposed Plan of Liquidation previously approved by stockholders at the Company's Annual Meeting held on December 15, 2000, effective upon the consummation of the share purchase transaction.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of business acquired.

            None.

      (b)   Pro-forma Financial Information.

            None.

      (c)   Exhibits.

            The following exhibits are filed herewith:

  S-K Item
   Number    Description
   ------    -----------

    99.1     Press Release dated August 23, 2001

    99.2 Amended and Restated Agreement dated August 22, 2001 among Paramark Enterprises, Inc., the Lovitos, Charles N. Loccisano, and Alan Gottlich (including unconditional guarantee of payment by the Lovitos and Form of Consulting Agreement with each of Messrs. Gottlich and Loccisano)


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARAMARK ENTERPRISES INC.


Date: August 22, 2001                By:  /s/ Alan S. Gottlich
                                         --------------------------------------
                                          Alan S. Gottlich
                                          President and Chief Financial Officer


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                                 EXHIBIT INDEX

  S-K Item
   Number    Description
   ------    -----------

    99.1     Press Release dated August 23, 2001

    99.2 Amended and Restated Agreement dated August 22, 2001 among Paramark Enterprises, Inc., the Lovitos, Charles N. Loccisano, and Alan Gottlich (including unconditional guarantee of payment by the Lovitos and Form of Consulting Agreement with each of Messrs. Gottlich and Loccisano)


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